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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Matria Healthcare, Inc.

     We consent to the use of our reports incorporated herein by reference.

                                          KPMG PEAT MARWICK LLP

Atlanta, Georgia
December 21, 1998

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